SCHEDULE 14A

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934 (Amendment No.    )

Filed by the Registrant
Filed by a Party other than the Registrant
Check the appropriate box:
    Preliminary Proxy Statement
    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
X Definitive Proxy Statement
     Definitive Additional Materials
     Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12
              SEVEN FIELDS DEVELOPMENT COMPANY
    (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
X No fee required.
    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1)   Title of each class of securities to which transaction applies:
    2)   Aggregate number of securities to which transaction applies:
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    4)   Proposed maximum aggregate value of transaction:
    5)   Total fee paid:

    Fee paid previously with preliminary materials.
    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1)   Amount Previously Paid:
    2)   Form, Schedule or Registration Statement No.:
    3)   Filing Party:
    4)   Date Filed:

SEVEN FIELDS DEVELOPMENT COMPANY
2200 Garden Drive
Suite 200
Mars, Pennsylvania  16046

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held March 21, 1997

    Notice is hereby given that the Annual Meeting of the Shareholders of Seven Fields Development Company will be held at The Sheraton
Northwest/Warrendale, 910 Sheraton Drive, Warrendale, Pennsylvania, on Friday, March 21, 1997, at 8:30 A. M. Local Time, for the following purposes:

    (1) To vote on the election of a trustee of the Company to serve for a one-year term.

    (2) To ratify the appointment of O'Connor, Greenblatt and Company as independent auditors of the Company for the fiscal year ending October 31, 1997.

    (3) To transact such other business as may properly come before the meeting.

    The Trustee has established the close of business on January 31, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING REGARDLESS OF THE NUMBER OF SHARES THAT YOU HOLD. PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER
OR NOT YOU PLAN TO ATTEND THE MEETING.  YOUR PROXY CAN BE WITHDRAWN BY YOU
AT ANY TIME BEFORE IT IS VOTED BY NOTICE TO THE SECRETARY OF THE COMPANY,
OR BY APPEARING AT THE MEETING AND VOTING IN PERSON.

By Order of the Trustee,

Samuel A. Goldberg

SAMUEL A. GOLDBERG
Secretary

February 14, 1997

YOUR ATTENTION IS DIRECTED TO THE PROXY STATEMENT ACCOMPANYING THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

SEVEN FIELDS DEVELOPMENT COMPANY
2200 Garden Drive
Suite 200
Mars, Pennsylvania  16046

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
MARCH 21, 1997

GENERAL INFORMATION

    This Proxy Statement is being furnished to the shareholders of Seven Fields Development Company (the "Company"), in connection with the solicitation by the Trustee of the Company of the accompanying Proxy for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on March 21, 1997 and at any adjournments thereof. This Proxy Statement is first being mailed to shareholders of the Company on or about February 14, 1997.

    At the Annual Meeting, the shareholders will be asked to elect a trustee of the Company, to hold office for a term of one year and until its successor is duly elected and qualified and to ratify the appointment of O'Connor, Greenblatt and Company as independent public accountants to audit the financial statements of the Company for the fiscal year ending October 31, 1997. It is not anticipated that any other matters will come before the Annual Meeting.

VOTING AT THE MEETING

Proxies

    Shares of the Company's beneficial interests, par value $1.00 per share (the "Shares") may be voted by shareholders in person or by proxy. Holders of Shares are entitled to one vote per share on all matters.

    When the Proxy enclosed herewith is properly executed and returned, the Shares represented by it will be voted in accordance with the directions thereon or, if no directions are indicated, the Proxy will be voted "FOR" election as trustee of the nominee listed in this Proxy Statement, and "FOR" ratification of O'Connor, Greenblatt and Company as auditors for the Company for the fiscal year ending October 31, 1997. If any other matters should be presented at the Annual Meeting upon which a vote may properly taken, it is intended that the Sahres represented by Proxies at such meeting will be voted on such matters in accordance with the sole discretion of the Trustee of the Company.

    If the enclosed Proxy is executed and returned, it nevertheless may be revoked at any time prior to its exercise, either by giving written notice of revocation to the Secretary of the Company (at Seven Fields Development Company, Attention: Secretary, 2200 Garden Drive, Suite 200, Mars, Pennsylvania 16046), or by appearing at the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

Record Date and Holders of Record

    The close of business on January 31, 1997, has been fixed as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of the Record Date, the Company had outstanding 3,484,560 Shares, held of record by approximately 748 persons. The presence, in person or by proxy, of the holders of a majority of the outstanding Shares will be necessary to constitute a quorum at the Annual Meeting.

Vote Required

    Approval of the proposal to elect the nominee as trustee requires the affirmative vote of the holders of a plurality of the outstanding Shares present in person or represented by proxy at the meeting and entitled to vote on the election of trustees. Approval of the proposal to ratify the selection of O'Connor, Greenblatt and Company as the Company's auditors requires the affirmative vote of the holders of a majority of the outstanding Shares present in person or represented by proxy at the meeting and entitled to vote on such matters.

Proxy Solicitation and Expenses

    Proxies are being solicited by and on behalf of the Trustee of the Company. All expenses of this solicitation, including the cost of mailing, will be borne by the Company. Directors, officers and employees of the Company may, at no additional compensation, use telephone and other means of communication to request the holders of Shares to return proxies. The Company will not pay any compensation for the solicitation of proxies, but may reimburse to nominees, fiduciaries and other custodians their reasonable expenses in sending proxy materials to their principals and obtaining their voting instructions.


ELECTION OF TRUSTEE

    The Company's Trustee has fixed the number of trustees at one in accordance with the By-laws of the Company. Accordingly, one trustee is to be elected at this Annual Meeting. In the event that the nominee is unable to serve as a trustee for any reason, the persons named in the enclosed proxy will vote for such substituted nominee as shall be designated by the Company's Trustee. The Trustee recommends that the shareholders vote FOR the election of the nominee, Seven Fields Management, Inc.

    Seven Fields Management, Inc. is a Pennsylvania corporation which was formed in 1994 to act as the sole trustee of the Company. Seven Fields Management, Inc. is a wholly-owned subsidiary of Seven Fields Development
(PA), Inc., which owns, through its other wholly-owned subsidiary Seven Fields (DEL), Inc., approximately 83% of the outstanding Shares. Seven Fields Management, Inc. engages in no business other than to act as Trustee for the Company. Certain information with respect to the directors and officers of Seven Fields Management, Inc. is set forth elsewhere in this Proxy Statement.

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Trustee has selected, subject to shareholder ratification, O'Connor, Greenblatt and Company to act as the Company's independent public accountants to audit the financial statements of the Company for the fiscal year ending October 31, 1997. O'Connor, Greenblatt and Company has served as the independent auditors for the Company and its predecessor, Seven Fields Development Corporation, since 1988. Representatives of O'Connor,
Greenblatt and Company are expected to be present at the Annual Meeting and, while they are not expected to make a statement, they will have the opportunity to do so if they desire. Such representatives will be available to respond to appropriate questions from the shareholders.

    The Trustee recommends that shareholders vote FOR the ratification of the selection of O'Connor, Greenblatt and Company as the independent public accountants of the Company.

SECURITY OWNERSHIP

    The following table sets forth information as of the Record Date regarding the amount and nature of ownership of Shares by the Trustee of the Company, each of the continuing directors of the Trustee of the Company, and each executive officer listed in the Summary Compensation Table, and by all of the continuing directors of the Trustee and executive officers of the
Company as a group.  Each such individual has sole voting and investment power with respect to the Shares listed except as otherwise indicated
in the footnotes to the table.
[CAPTION]
                                                              Percentage of
Name and Address of                 Amount and Nature of      Outstanding
Beneficial Owner(1)                 Beneficial Ownership      Shares

Seven Fields (DEL), Inc.            2,905,960                 83%
Seven Fields Management, Inc.               0                 0
Paul Voytik                         2,905,960 (2)             83%
Michael H. Burkhart                 2,905,960 (2)             83%
George K. Wright                    2,905,960 (2)             83%
Samuel A. Goldberg                  2,905,960 (2)             83%
Guy E. Bubb                         2,905,960 (2)             83%
William J. Janusey                  2,905,960 (2)             83%
Alexander Lindsay, Jr.              2,905,960 (2)             83%
All directors of the
Trustee and executive
officers of the
Company as a
group (9 persons)                                                 83%

(1) Address of each person is c/o the Company, 2200 Garden Drive, Suite 200, Mars, Pennsylvania 16046.
(2) Represents shares held by Seven Fields (DEL), Inc., of which the named person is a director and with respect to which such person shares voting and investment power.

DIRECTORS OF THE COMPANY'S TRUSTEE

    Certain information about the continuing directors of the Company's Trustee is set forth below. Each such person was a director of the Company's predecessor, Seven Fields Development Corporation, and is also a director of the Company's affiliates, Seven Fields (DEL), Inc. and Seven Fields
Development (PA), Inc. (together with Seven Fields Management, Inc., the "Affiliates").
[CAPTION]
Name                       Age   Director of the   Director of     Term
                                 Company of the    the             Expires
                                 Affiliates        Trustee
                                 Since             Since

Guy E. Bubb                75    1988              1994            1998
Michael H. Burkhart        53    1996              1996            1999
Samuel A. Goldberg         72    1988              1994            1999
William J. Janusey         73    1989              1994            1998
Alexander Lindsay, Jr.     50    1990              1994            1997
Paul Voytik                72    1988              1994            1997
George K. Wright           70    1988              1994            1997

Guy E. Bubb was employed by Allegheny Ludlum Steel Corporation, Pittsburgh, Pennsylvania, a manufacturer of specialty steel, for 31 years until January 1985 when he retired. For the 10 years prior to this retirement, he held the position of Director of Personnel with responsibility for 6,000 employees. From 1978 to Aptil, 1994, Mr. Bubb served as a director of Southwest National Corp. and its subsidiary, Southwest National Bank in Greensburg, Pennsylvania. He currently serves as a director of Allegheny Valley Hospital in Natrona Heights, Pennsylvania, and as President of Allegheny Valley Health Systems, a non-profit hospital organization, in Natrona Heights, Pennsylvania.

    Michael H. Burkhart is a self-employed certified public accountant. From 1975 to 1995, Mr. Burkhart was employed by the accounting firm of Hinds, Lind, Miller and Co. where he began as a staff accountant and became Manager, Partner and Shareholder.

    Samuel A. Goldberg was employed by the Mine, Safety and Health Administration of the United States Department of Labor, as Manager of an Analytical Laboratory for Industrial Hygiene from 1970 to December 1985 when he retired. As manager, his responsibilities included preparing a budget, determining personnel and equipment requirements and preparing bid submission on chemical analysis instruments. He currently serves as a member of the Board of Directors of East Boro's J.W.V. Housing Corporation and East Boro's J.W.V. Homeless Veterans Corporation. Mr Goldberg is Secretary and Treasurer of the Company and the Affiliates.

    William J. Janusey is an architect who has been in private practice for over 30 years. His experience consists of the design of schools, residences, motels, historical restorations, churches, public institutions, hospitals, commercial establishments, interior decorating, and light industrial plants. In 1960 he opened an office for the practice of architecture in Pittsburgh, Pennsylvania and functioned under the name of William J. Janusey & Associates. His experience involved the complete design and supervisionof entire projects up to $14,000,000 in cost and included all phases of building design and construction, such as management, contract preparation, administration, negotiations with banking authorities, control of all construction documents, writing of specifications, submitting cost estimates, bidding procedures and field supervision of construction work. Over 1,200 buildings have been constructed to date from the firm's design and construction drawings and specifications during the past 30 years.

Alexander H. Lindsay, Jr. is the President of the law firm of Lindsay, Jackson & Martin, P.C., in Butler, Pennsylvania, and specializes in litigation. He is a former Butler County and Cranberry Township solicitor. From 1975 until 1980, he was an Assistant United States Attorney for the Western District of Pennsylvania, and from 1977 until 1980 he was Chief of the Public Corruption Section of the United States Attorney's Office in Pittsburgh. From 1972 to 1973 he was an Assistant District Attorney for Butler County. He is a 1968 graduate of Washington and Jefferson College and a 1971 graduate of the University of Pittsburgh School of Law. Mr. Lindsay is a director of Southwest National Corp. and its subsidiary, Southwest National Bank.

    Paul Voytik has been Chairman and Chief Executive Officer of the Company since January 1989 and President of the Company since February 1988. He is also Chairman, Chief Executive Officer and President of each of the Affiliates. He was employed at Westinghouse Electric Corporation for 29 years, 24 of which he served as an Engineering Manager, until his retirement in November 1985. Thereafter, he served as a consultant to Westinghouse until 1986. From 1986 until 1995 he was Vice President and a director as over 35 years of experience in building, contracting, and land development.

George Wright has been Vice President of the Company since February 1988.
He was employed by Gulf Research & Development for 42 years until his retirement in February 1985. At the time of his retirement, he held the position of Director of Safety Security & Fire Prevention for a 95-acre research complex of Gulf Oil Corporation. Mr. Wright is also Vice President of each of the Affiliates.

    The Board of Directors of the Trustee met 14 times during the fiscal year ended October 31, 1996 ("Fiscal 1996"). Each of the directors attended at least 75% of the meetings of the Board of Directors during Fiscal 1996.

    The Board of Directors of the Trustee does not have an audit, nominating, compensation or other committee. The duties that would be delegated to such committees are handled by the full Board. Each director is paid a fee of $400 per Board meeting attended.

EXECUTIVE OFFICERS AND COMPENSATION

    The Company's executive officers are identified below.
[CAPTION]
Name                   Age  Position                   Officer of the
                                                       Company Since

Paul Voytik1           72   President                  1988
George K. Wright1      70   Executive Vice President   1988
Samuel A. Goldberg1    72   Secretary and Treasurer    1988
Darell Craig           46   Chief Operating Officer    1991
Roman Polnyj           46   Chief Financial Officer    1992

1   For biographical information, see "Directors of the Company's Trustee".
Darell Craig has been Chief Operating Officer of the Company since September 1991. A graduate of the University of Pittsburgh, Mr. Craig has been manager of land development and single/multifamily home construction for over 20 years. Me. Craig is also Chief Operating Officer of the Affiliates.

    Roman Polnyj has been Chief Financial Officer of the Company since May 1992. Mr. Polnyj holds Masters and Bachelors degrees from Duquesne University in business administration and was previously employed by Mellon Bank from 1980 to 1991 holding positions as an Assistant Vice President and financial analyst. During 1991 and 1992, Mr. Polnyj was a financial and real estate services consultant. Mr. Polnyj was employed by PPG Industries as a financial analyst in the coating and resins division from 1972 to 1980. Mr. Polnyj is also Chief Financial Officer of the Affiliates.

Summary Compensation Table

The following table is a summary of certain information concerning the compensation awarded or paid to, or earned by, the Company's chief executive officer during each of the last three fiscal years. No officer or director of the Company had total annual salary and bonus in excess of $100,000 during any of the last three fiscal years.

Summary Compensation Table
[CAPTION]
                                                    Long-term compansation
                              Annual compensation    Awards        Payouts

Name and     Fiscal Salary   Bonus  Other    Re-      Options/ LTIP    All
principal    Year   ($)      ($)    annual   strict-  SARs     payouts other
position     (b)    (c)      (d)    comp ($) ed       (#)      ($)     compen-
(a)                                 (e)      Stock    (g)      (h)     sation
                                             Awards($)                 ($)
                                             (f)                       (i)

Paul Voytik
(President
and Chief    1996    $37,354 0      0        N/A      0        N/A     0
Executive    1995     38,746 0      0        N/A      0        N/A     0
Officer)     1994     32,118 0      0        N/A      0        N/A     0

1997 SHAREHOLDER PROPOSALS

To be elegibel for presentation at the company's next annual meeting, shareholder proposals must be received by the Secretary of the Company at its main office not later than November 20, 1997.

BY ORDER OF THE TRUSTEE,

Paul Voytik

Paul Voytik
President and CEO

Date: February 14, 1997

SEVEN FIELDS DEVELOPMENT COMPANY
PROXY FOR ANNULA MEETING OF SHAREHOLDERS
TO BE HELD MARCH 21, 1997

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Paul Voytik and Roman Polnyj or either of them, agents and proxies of the undersigned, with full power of substitution to each of them, to represent the undersigned and vote the shares of Beneficial Interest of SEVEN FIELDS DEVELOPMENT COMPANY which the undersigned would be entitled to vote if personally present at the Annual Meeting to be held March 21, 1997 or any adjournment(s) thereof, upon all matters that may properly come before the Annual Meeting:

1. To elect the following nominee as trustee for the ensuring year:
SEVEN FIELDS MANAGEMENT, INC.              For      Withhold

2. To ratify the selection of O'CONNOR, GREENBLATT AND COMPANY as independent auditors for the Company for the fiscal year ended October 31, 1997.

    For                      Against                    Abstain

3. In their discretion to vote upon such other matters as amy properly come before the Annual Meeting.

IF YOUR PROXY IS SIGNED AND RETURNED WITHOUT INDICATING ANY VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" APPROVAL OF ALL PROPOSALS LISTED ABOVE.

Date:                                , 1997

PLEASE SIGN AND RETURN THIS PROXY IMMEDIATELY IN THE ENCLOSED
POSTAGE PAID ENVELOPE.

Sign Here



Please sign exactly as name appears hereon. When signing as executor, trustee, etc., or as corporation officer, give gull title as such. For joint accounts, provide both signatures.